UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
July 14, 2008

TANDY BRANDS ACCESSORIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-18927	75-2349915
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)
690 East Lamar Blvd., Suite 200
Arlington, Texas 76011
(Address of principal executive offices and zip code)
(817) 265-4113
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On July 14, 2008, Janna Keck resigned as Chief Accounting Officer of the Company in order to pursue another business opportunity. Ms. Keck’s resignation is effective at the close of business on August 5, 2008.
     The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.
Date: July 16, 2008	By:	/s/ J.S.B. Jenkins
J.S.B. Jenkins
President and Chief Executive Officer

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